SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant                     [X]                                          | ---------------------------------|
Filed by a Party other than the Registrant  [ ]                                          |        OMB APPROVAL              |
                                                                                         | ---------------------------------|
Check the appropriate box:                                                               |  OMB Number: 3235-0059           |
                                                                                         | ---------------------------------|
[ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission         |  Expires: January 31, 2008       |
[X] Definitive Proxy Statement           Only (as permitted by Rule 14a-6(e)(2))         | ---------------------------------|
[ ] Definitive Additional Materials                                                      |  Estimated average burden        |
[ ] Soliciting Material Pursuant to Rule 14a-12                                          |    hours per response... 14      |
                                                                                         | ---------------------------------|
                                   ----------

                      Pioneer Tax Advantaged Balanced Trust
                (Name of Registrant as Specified in its Charter)

                                   ----------

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

                     PIONEER TAX ADVANTAGED BALANCED TRUST
                                60 State Street
                          Boston, Massachusetts 02109
                                1-800-232-1064

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          SCHEDULED FOR JUNE 8, 2007

     This is the formal agenda for your fund's annual shareholder meeting. It tells you the matters upon which you will be asked to vote and the time and place of the meeting, in case you want to attend in person.

To the shareholders of Pioneer Tax Advantaged Balanced Trust:

     The annual meeting of shareholders of Pioneer Tax Advantaged Balanced Trust (the "fund") will be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts 02109, on Friday, June 8, 2007, at 11:00 a.m., Boston time, to consider the following:

   1. To elect three Trustees of your fund, two by the holders of Common and Preferred Shares of your fund, voting together as a single class, and one by the holders of Preferred Shares of your fund, voting as a separate class. Each elected Trustee will serve for a three-year term or until a successor is elected.

   2. To consider the shareholder proposals described in the accompanying proxy statement under the heading "Possible Shareholder Proposals," if properly presented at the meeting.

   3. To consider any other business that may properly come before the meeting.

     Shareholders of record as of the close of business on April 30, 2007 are entitled to vote at the meeting and any adjournment or postponement thereof.

     THIS YEAR'S MEETING IS VERY IMPORTANT TO ALL SHAREHOLDERS OF YOUR FUND IN LIGHT OF THE NOMINATION OF TWO SEPARATE SLATES OF NOMINEES FOR TRUSTEE BY TWO DISSIDENT SHAREHOLDERS AND THE POSSIBLE PRESENTATION OF THREE SHAREHOLDER PROPOSALS. YOUR VOTE IS VERY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN, AND WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE BOARD'S THREE NOMINEES AND AGAINST EACH OF THE THREE SHAREHOLDER PROPOSALS THAT MAY BE PRESENTED AT THE MEETING ON THE ENCLOSED WHITE PROXY CARD. THE BOARD URGES THAT YOU NOT VOTE FOR ANY OF THE INDIVIDUALS ON EITHER OF THE TWO SLATES THAT WERE PUT FORWARD BY DISSIDENT SHAREHOLDERS OR ANY OF THE THREE SHAREHOLDER PROPOSALS. THE BOARD BELIEVES THAT THE BOARD'S NOMINEES WILL BETTER SERVE THE INTERESTS OF THE SHAREHOLDERS OF THE FUND THAN ANY OF THE NOMINEES OF THE TWO DISSIDENT SHAREHOLDERS AND THAT THE SHAREHOLDER PROPOSALS ARE NOT IN THE BEST INTERESTS OF THE FUND.

                                        By Order of the Board of Trustees,

                                        Dorothy E. Bourassa, Secretary

Boston, Massachusetts
April 24, 2007
                                                                  20745-00-0407

                                 ------------

                              PROXY STATEMENT OF

                     PIONEER TAX ADVANTAGED BALANCED TRUST
                                60 State Street
                          Boston, Massachusetts 02109
                                1-800-232-1064

                        ANNUAL MEETING OF SHAREHOLDERS

     This proxy statement contains the information you should know before voting on the proposal summarized below.

     The fund will furnish without charge a copy of its most recent annual report and any more recent semi-annual report to any shareholder upon request. Shareholders who want to obtain a copy of the fund's reports should direct all written requests to the attention of the fund, at the address listed above, or should call Pioneer Investment Management Shareholder Services at 1-800-622-3265.

                                 INTRODUCTION

     This proxy statement is being used by the Board of Trustees of the fund to solicit proxies to be voted at the annual meeting of shareholders of the fund. Participating in the meeting are holders of common shares of beneficial interest (the "Common Shares") and the holders of preferred shares of beneficial interest (the "Preferred Shares") of the fund. The Common Shares and the Preferred Shares of the fund are sometimes referred to herein collectively as the "Shares." The meeting will be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts 02109, at 11:00 a.m., Boston time, on Friday, June 8, 2007, and at any adjournments or postponements of the meeting to a later date, for the purposes set forth in the accompanying notice of annual meeting of shareholders.

     THIS YEAR'S MEETING IS VERY IMPORTANT TO ALL SHAREHOLDERS OF YOUR FUND IN LIGHT OF THE NOMINATION OF TWO SEPARATE SLATES OF NOMINEES FOR TRUSTEE BY TWO DISSIDENT SHAREHOLDERS AND THE POSSIBLE PRESENTATION OF THREE RELATED SHAREHOLDER PROPOSALS BY ONE SUCH SHAREHOLDER. YOUR VOTE IS VERY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN, AND WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE BOARD'S THREE NOMINEES AND AGAINST EACH OF THE THREE SHAREHOLDER PROPOSALS THAT MAY BE PRESENTED AT THE MEETING ON THE ENCLOSED WHITE PROXY CARD. THE BOARD URGES THAT YOU NOT VOTE FOR ANY OF THE INDIVIDUALS ON EITHER OF THE TWO SLATES THAT WERE PUT FORWARD BY TWO DISSIDENT SHAREHOLDERS OR ANY OF THE THREE SHAREHOLDER PROPOSALS. THE BOARD BELIEVES THAT THE BOARD'S NOMINEES WILL BETTER SERVE THE INTERESTS OF THE SHAREHOLDERS OF THE FUND THAN ANY OF THE NOMINEES OF THE TWO DISSIDENT SHAREHOLDERS AND THAT THE SHAREHOLDER PROPOSALS ARE NOT IN THE BEST INTERESTS OF THE FUND.

     This proxy statement is being mailed to shareholders of the fund on or about April 24, 2007. The annual report for the fund for its most recently completed fiscal year was previously mailed to shareholders.

     This proxy statement will be appropriately supplemented on or after the record date and will be mailed to all shareholders of record on the record date, together with a WHITE proxy card.

     Please do not sign any green or other proxy card that may be provided by either of the dissident shareholders.

     If you hold your shares directly in your own name, the fund's Agreement and Declaration of Trust requires that you must vote by either executing a proxy card or voting at the meeting in person. If you hold your shares in a brokerage or bank account (commonly referred to as "street name"), your broker or bank may require you to provide written instructions and/or allow you to provide your voting instructions by telephone or Internet. Please consult the materials you receive from your bank or broker in this regard, or contact our proxy solicitor, The Altman Group, at 1-800-232-1064.

                  WHO IS ELIGIBLE TO VOTE; REQUIRED APPROVALS

     Shareholders of record of the fund as of the close of business on April 30, 2007 (the "record date") are entitled to vote on all of the fund's business at the annual shareholders meeting and any adjournments or postponements thereof. The affirmative vote of a plurality of the Common and Preferred Shares of the fund present at the meeting in person or by proxy, voting together as a single class, is required to elect each nominee for Trustee designated to be elected by the Common and Preferred Shares of the fund. The affirmative vote of a plurality of the Preferred Shares of the fund present at the meeting in person or by proxy is required to elect the nominee for Trustee designated to be elected by the Preferred Shares of the fund. Election by plurality means those three persons who receive the highest number of votes from their respective classes of shares cast "FOR" shall be elected. Two of the resolutions that one of the dissident shareholders has indicated that he intends to raise at the meeting are recommendations of the shareholders to the Board and, as such, would require the affirmative vote of a majority of the Common and Preferred Shares of the fund voting at the meeting in person or by proxy, voting together as a single class. Approval of a third proposal, to terminate the investment advisory agreement between the fund and Pioneer Investment Management, Inc., would require the affirmative vote of a "majority of the outstanding voting securities" of the fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As defined in the 1940 Act, the vote of a "majority of the outstanding voting securities" of the fund means the vote of the lesser of (i) 67% or more of the fund's outstanding shares present at the meeting, if the holders of more than 50% of the outstanding shares of the fund are present or represented by proxy at the meeting, or (ii) more than 50% of the fund's outstanding shares.

     Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to the shareholder's instructions. If you sign a WHITE proxy card but do not fill in a vote, your shares will be voted FOR each of the Board's nominees for Trustee listed on that proxy card and AGAINST each of the three shareholder proposals. If any other business properly comes before the annual shareholders meeting, your shares will be voted at the discretion of the persons named as proxies.

                                  PROPOSAL 1

                         ELECTION OF BOARD OF TRUSTEES

     Shareholders of the fund are being asked to consider the election of three nominees to the Board of Trustees of the fund. Each of the Board's three nominees currently serves as Trustee of the fund and has served in that capacity continuously since originally elected or appointed. Each Trustee shall be elected to hold office for a three-year term and until his successor is elected. Each of the Board's nominees has consented to being named in this proxy statement and indicated his willingness to serve if elected. In the unanticipated event that any of the Board's nominees should be unable to serve, the persons named as proxies may vote for such other person as shall be designated by the Board. The persons named on the accompanying proxy card intend to vote at the meeting (unless otherwise directed) for the election of the Board's three nominees as Trustees of the fund.

     The Agreement and Declaration of Trust of the fund provides that the Board of Trustees shall consist of Trustees divided into three classes, the classes to be as nearly equal in number as possible. The Trustees of only one class are elected at each annual meeting so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three-year period. The fund's Board of Trustees is divided into three staggered term classes -- Class I, Class II and Class III. Class III Trustees are being submitted to shareholders for election at the meeting for Pioneer Tax Advantaged Balanced Trust.

     The fund's Board of Trustees consists of nine members.

     The terms of the Class I Trustees -- Ms. Graham, Mr. Kingsbury and Mr. Winthrop -- expire in 2008; the terms of the Class II Trustees -- Ms. Bush, Mr. Perna and Ms. Piret -- expire in 2009; and the terms of the Class III Trustees -- Mr. Cogan, Mr. Bock and Mr. West -- expire at the upcoming 2007 annual meeting.

     Subsequently, each class of Trustees will stand for election at the conclusion of its respective three-year term. Such classification may prevent replacement of a majority of the Trustees for up to a two-year period. Mr. Cogan and Ms. Piret have been designated as the Trustees to be elected by the holders of the Preferred Shares of the fund.

     The following table sets forth the incumbent Trustees and each Trustee's position(s) with the fund, his or her age, address, principal occupation and employment during the past five years and other directorships held. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees (except Mr. Kingsbury and Mr. West) serves as a Trustee of each of the 82 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). Each of Mr. Kingsbury and Mr. West serves as Trustee of 33 of the 82 Pioneer Funds. The address of all Interested Trustees is 60 State Street, Boston, Massachusetts 02109.

                                                                                                     Other Directorships
         Name, Age          Position(s) Held   Term of Office and      Principal Occupation(s)           Held by this
        and Address           With the Fund     Length of Service       During Past Five Years        Trustee or Nominee
-------------------------- ------------------ -------------------- ------------------------------- -----------------------
Interested Trustees:
John F. Cogan, Jr. (80)*   Chairman of the    Class III Trustee    Deputy Chairman and a           Director of ICI Mutual
                           Board, Trustee     since 2003.          Director of Pioneer Global      Insurance Company
                           and President      Term expires in      Asset Management S.p.A.
                                              2007. Elected        ("PGAM"); Non-Executive
                                              by Preferred         Chairman and a Director of
                                              Shares only.         Pioneer Investment
                                                                   Management USA Inc.
                                                                   ("PIM-USA"); Chairman and
                                                                   a Director of Pioneer;
                                                                   Chairman and Director of
                                                                   Pioneer Institutional Asset
                                                                   Management, Inc. (since
                                                                   2006); Director of Pioneer
                                                                   Alternative Investment
                                                                   Management Limited
                                                                   (Dublin); President and a
                                                                   Director of Pioneer
                                                                   Alternative Investment
                                                                   Management (Bermuda)
                                                                   Limited and affiliated funds;
                                                                   Director of PIOGLOBAL Real
                                                                   Estate Investment Fund
                                                                   (Russia) (until June 2006);
                                                                   Director of Nano-C, Inc.
                                                                   (since 2003); Director of
                                                                   Cole Management, Inc.
                                                                   (since 2004); Director of
                                                                   Fiduciary Counseling, Inc.;
                                                                   President and Director of
                                                                   Pioneer Funds Distributor,
                                                                   Inc. ("PFD") (until June
                                                                   2006); President of all of the
                                                                   Pioneer Funds; and Of
                                                                   Counsel, Wilmer Cutler
                                                                   Pickering Hale and Dorr LLP
                                                                   (counsel to PIM-USA and
                                                                   the Pioneer Funds)

                                                                                                          Other Directorships
         Name, Age           Position(s) Held   Term of Office and        Principal Occupation(s)            Held by this
        and Address            With the Fund     Length of Service        During Past Five Years          Trustee or Nominee
--------------------------- ------------------ -------------------- ---------------------------------- ------------------------
Daniel K. Kingsbury (48)*   Trustee and        Class I Trustee      Director, CEO and President        None
                            Executive Vice     since 2007.          of Pioneer Investment
                            President          Term expires in      Management USA Inc.;
                                               2008.                Pioneer Investment
                                                                    Management, Inc. and
                                                                    Pioneer Institutional Asset
                                                                    Management, Inc. (since
                                                                    March 2007); Executive Vice
                                                                    President of all of the
                                                                    Pioneer Funds (since March
                                                                    2007); Director of Pioneer
                                                                    Global Asset Management
                                                                    S.p.A. (since March 2007);
                                                                    Head of New Markets
                                                                    Division, Pioneer Global
                                                                    Asset Management S.p.A.
                                                                    (2000-2007)
Independent Trustees:
David R. Bock               Trustee            Class III Trustee    Executive Vice President and       Director of The
 (63)                                          since 2005.          Chief Financial Officer, I-trax,   Enterprise Community
3050 K Street NW,                              Term expires in      Inc. (publicly-traded health       Investment, Inc.
Washington, DC 20007                           2007.                care services company)             (privately-held
                                                                    (2004-present); Partner,           affordable housing
                                                                    Federal City Capital Advisors      finance company); and
                                                                    (boutique merchant bank)           Director of New York
                                                                    (2004)                             Mortgage Trust
                                                                                                       (publicly-traded
                                                                                                       mortgage REIT)

Mary K. Bush                Trustee            Class II Trustee     President, Bush                    Director of Brady
 (58)                                          since 2003.          International, LLC                 Corporation (industrial
3509 Woodbine Street,                          Term expires in      (international financial           identification and
Chevy Chase, MD 20815                          2009.                advisory firm)                     specialty coated
                                                                                                       material products
                                                                                                       manufacturer); Director
                                                                                                       of Briggs & Stratton
                                                                                                       Co. (engine
                                                                                                       manufacturer); Director
                                                                                                       of UAL Corporation
                                                                                                       (airline holding
                                                                                                       company); and Director
                                                                                                       of Mantech
                                                                                                       International
                                                                                                       Corporation (national
                                                                                                       security, defense, and
                                                                                                       intelligence technology
                                                                                                       firm)

                                                                                                       Other Directorships
          Name, Age           Position(s) Held   Term of Office and      Principal Occupation(s)          Held by this
         and Address            With the Fund     Length of Service      During Past Five Years        Trustee or Nominee
---------------------------- ------------------ -------------------- ------------------------------ ------------------------
Margaret B.W. Graham         Trustee            Class I Trustee      Founding Partner, The          None
(59)                                            since 2003.          Winthrop Consulting Group,
1001 Sherbrooke Street                          Term expires in      Inc. (consulting firm)
West, Montreal, Quebec,                         2008.                (1982-present); Associate
Canada                                                               Professor, Desautels Faculty
                                                                     of Management, McGill
                                                                     University (2000-present)

Thomas J. Perna              Trustee            Class II Trustee     Private investor               Director of Quadriserv
(56)                                            since February       (2004-present); and Senior     Inc. (technology
89 Robbins Avenue,                              2006. Term           Executive Vice President,      products for securities
Berkeley Heights, NJ 07922                      expires in 2009.     The Bank of New York           lending industry)
                                                                     (financial and securities
                                                                     services) (1986-2004)

Marguerite A. Piret          Trustee            Class II Trustee     President and Chief            Director of New
(58)                                            since 2003.          Executive Officer, Newbury,    America High Income
One Boston Place,                               Term expires in      Piret & Company, Inc.          Fund, Inc. (closed-end
28th Floor,                                     2009. Elected        (investment banking firm)      investment company)
Boston, MA 02108                                by Preferred
                                                Shares only.

Stephen K. West              Trustee            Class III Trustee    Senior Counsel, Sullivan &     Director, The Swiss
(78)                                            since 2003.          Cromwell (law firm) (1997      Helvetia Fund, Inc.
125 Broad Street,                               Term expires in      to present)                    (closed-end investment
New York, NY 10004                              2007.                                               company)

John Winthrop                Trustee            Class I Trustee      President, John Winthrop &     None
(70)                                            since 2003.          Co., Inc. (private investment
One North Adgers Wharf,                         Term expires in      firm)
Charleston, SC 29401                            2008.

---------
* Mr. Cogan and Mr. Kingsbury are Interested Trustees because each is an officer or director of the fund's investment adviser and/or certain of its affiliates.

Board Committees
     The Board of Trustees of the fund has an Audit Committee, an Independent Trustees Committee, a Nominating Committee, a Policy Administration Committee and a Valuation Committee. Committee members are as follows:

Audit
     David R. Bock, Margaret B.W. Graham, Marguerite A. Piret (Chair) and Stephen K. West

Independent Trustees
     David R. Bock, Mary K. Bush, Margaret B.W. Graham (Chair), Thomas J. Perna, Marguerite A. Piret, Stephen K. West and John Winthrop

Nominating
     Mary K. Bush, Marguerite A. Piret and John Winthrop (Chair)

Policy Administration
     Mary K. Bush (Chair), Thomas J. Perna and John Winthrop

Valuation
     David R. Bock, Margaret B.W. Graham and Marguerite A. Piret (Chair)

     During the most recent fiscal year, the Audit, Independent Trustees, Nominating, Policy Administration and Valuation Committees of the fund held the following meetings:

Audit Committee .........................   16
Independent Trustees Committee ..........   13
Nominating Committee ....................    3
Policy Administration Committee .........    9
Valuation Committee .....................    4

     All members of the Audit Committee are "independent," as defined in the applicable listing standards of the New York Stock Exchange currently in effect. The Board of Trustees has adopted a charter for the Audit Committee. In accordance with its charter, the purposes of the Audit Committee are to:

  o Assist the Board of Trustees' oversight of: (i) the integrity of the fund's financial statements; (ii) the fund's compliance with legal and regulatory requirements that relate to the fund's accounting and financial reporting, internal financial controls and independent audits (except to the extent such responsibility is delegated to another committee of the Board); (iii) the independent registered public accounting firm's qualifications, performance and independence; and (iv) the performance of the fund's internal audit function; and

  o Prepare an Audit Committee Report to the extent required by Securities and Exchange Commission ("SEC") to be included in the fund's annual proxy statement and other filings.

     The Audit Committee reports that it has: (i) reviewed and discussed the fund's audited financial statements with management; (ii) discussed with the independent registered public accounting firm the matters relating to the quality of the fund's financial reporting; and (iii) received written disclosures and an independence letter from the independent registered public accounting firm and discussed with the independent registered public accounting firm that firm's independence. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Annual Report for Pioneer Tax Advantaged Balanced Trust for the fiscal year ended November 30, 2006, for filing with the SEC.

     The Audit Committee charter is available on Pioneer's website: www.pioneerinvestments.com. You can also obtain a copy by sending a written request to your fund at the address listed on this proxy statement.

     The fund's Board of Trustees has determined that the fund has at least one audit committee financial expert. Ms. Marguerite A. Piret, an Independent Trustee, is the Audit Committee's financial expert.

     All members of the Nominating Committee are independent under the applicable listing standards of the New York Stock Exchange currently in effect and are not interested persons, as defined in the 1940 Act, of Pioneer. The Board of the fund has adopted a written charter for the Nominating Committee, which is available on Pioneer's website: www.pioneerinvestments.com. You can also obtain a copy by sending a written request to your fund at the address listed on this proxy statement. The Nominating Committee reviews the qualifications of persons being considered as candidates for Independent Trustee and makes recommendations regarding the qualifications of such persons to the Independent Trustees Committee. The Independent Trustees Committee then evaluates any candidate and determines whether to nominate him or her for election. The Trustees who are not Independent Trustees and the officers of the fund are nominated and selected by the Board.

     The Nominating Committee's charter provides for certain criteria to be used in evaluating candidates for Independent Trustee. In reviewing a potential nominee and in evaluating the re-nomination of current Independent Trustees, the Nominating Committee applies the following criteria: (i) the nominee's reputation for integrity, honesty and adherence to high ethical standards; (ii) the nominee's business acumen and ability to exercise sound judgments; (iii) a commitment to attend and participate in meetings of the Board and its committees; (iv) the ability to understand potential conflicts of interest in managing the fund and to act in the interests of all shareholders; and (v) the absence of a real or apparent conflict of interest that would impair the nominee's ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee. The Nominating Committee does not necessarily place the same emphasis on each criterion.

     As long as an existing Independent Trustee continues, in the opinion of the other Independent Trustees, to satisfy these criteria and continues to make positive contributions to the Board, the fund anticipates that Independent Trustees of the fund would favor the re-nomination of an existing Trustee rather than a new candidate. Consequently, while the Nominating Committee will evaluate the qualifications of nominees recommended by shareholders to serve as Trustee, the Independent Trustees might act upon the Nominating Committee's evaluation only if there is a vacancy on the Board. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Nominating Committee will, in addition to any shareholder recommendations, evaluate candidates identified by other means, including candidates proposed by Independent Trustees or management. While it has not done so in the past, the Nominating Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

     Any shareholder recommendation must be submitted in compliance with all of the pertinent provisions of Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Agreement and Declaration of Trust and By-laws of the fund to be considered by the Nominating Committee. In evaluating a nominee recommended by a shareholder, the Nominating Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder's candidate among the slate of nominees, the candidate's name will be placed on the fund's proxy card. If the Nominating Committee, the Independent Trustees or the Board determines not to include such candidate among the Board's designated nominees and the shareholder has satisfied the requirements of Rule 14a-8 under the Exchange Act, the shareholder's candidate will be treated as a nominee of the shareholder who originally nominated the candidate.

     The Nominating Committee, the Independent Trustees and the Board have determined not to include any of the six persons nominated this year by two dissident shareholders and, therefore, such individuals are nominees solely of such shareholders and not of the Board.

     The Nominating Committee initiated the recommendation of each of the nominees identified in this proxy statement to serve as Independent Trustee. A shareholder acting on behalf of a group of shareholders who held more than 5% of the fund's outstanding Common Shares nominated three other individuals, but the group and the three individuals did not elect to consent to being named in this proxy statement. Three other individuals were nominated by a shareholder who held less than 5% of the fund's outstanding Common Shares and did not request to be named in this proxy statement.

     Shareholders may communicate with the members of the Board as a group or individually. Any such communication should be sent to the Board or an individual Trustee c/o the Secretary of the fund at the address on the notice of this meeting. The Secretary may determine not to forward any communication to members of the Board that does not relate to the business of the fund.

     The Valuation Committee reviews the valuation assigned to certain securities by Pioneer in accordance with the fund's valuation procedures.

     The Policy Administration Committee reviews the implementation of certain of the fund's administrative policies and procedures.

     The Independent Trustees Committee reviews the fund's management contract and other related party contracts annually and also is responsible for any other action required to be taken, under the 1940 Act, by the Independent Trustees acting separately.

     The fund's Agreement and Declaration of Trust provides that the fund will indemnify the Trustees and officers against liabilities and expenses reasonably incurred in connection with any litigation in which they may be involved because of their offices with the fund, unless it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

     During the fund's most recent fiscal year, the Board of Trustees held 11 meetings. All of the current Trustees and committee members of the fund then serving attended at least 75% of the meetings of the Board of Trustees and applicable committees, if any, held during the fund's fiscal year.

     The following table indicates the value of shares that each Trustee or nominee beneficially owned in the fund and the Pioneer Funds in the aggregate as of April 13, 2007. Beneficial ownership is determined in accordance with SEC rules. The share value of any closed-end Pioneer fund is based on its closing market price on April 13, 2007. The share value of any open-end Pioneer fund is based on the net asset value of the class of shares on April 13, 2007. The dollar ranges in this table are in accordance with SEC requirements.

                                                         Aggregate Dollar Range
                                                         of Equity Securities in
                                                            All Pioneer Funds
                                    Dollar Range of         Overseen or to be
                                   Equity Securities       Overseen by Trustee
Name of Trustee or Nominee            in the Fund              or Nominee
-------------------------------   -------------------   ------------------------
INTERESTED TRUSTEE or
 NOMINEE
John F. Cogan, Jr. ............       Over $100,000               Over $100,000
Daniel K. Kingsbury ...........   $             0                 Over $100,000
INDEPENDENT TRUSTEE or
 NOMINEE
David R. Bock .................   $10,001-$50,000                 Over $100,000
Mary K. Bush ..................   $     1-$10,000                 Over $100,000
Margaret B. W. Graham .........   $             0                 Over $100,000
Thomas J. Perna ...............   $10,001-$50,000                 Over $100,000
Marguerite A. Piret ...........   $     1-$10,000                 Over $100,000
Stephen K. West ...............   $10,001-$50,000                 Over $100,000
John Winthrop .................   $     1-$10,000                 Over $100,000

     During the most recent fiscal year, none of the Trustees or any nominee for election as a Trustee engaged in the purchase or sale of securities of Pioneer, UniCredito Italiano or any other entity in a control relationship to Pioneer or Pioneer Funds Distributor, Inc. ("PFD").

Material Relationships of the Independent Trustees
     For purposes of the statements below:

  o the immediate family members of any person are his or her spouse, children in the person's household (including step and adoptive children) and any dependent of the person.

  o an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person. For example, UniCredito Italiano is an entity that is in a control relationship with Pioneer.

  o a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act for which Pioneer or any of its affiliates act as investment adviser. For example, the fund's related funds include all of the Pioneer Funds and any non-U.S. funds managed by Pioneer or its affiliates.

     As of December 31, 2006, none of the Independent Trustees, nor any of their immediate family members, beneficially owned any securities issued by Pioneer, UniCredito Italiano or any other entity in a control relationship to Pioneer.

     During the past five years, none of the Independent Trustees, nor any of their immediate family members, had any direct or indirect interest (the value of which exceeded $120,000), whether by contract, arrangement or otherwise, in Pioneer, UniCredito Italiano, or any other entity in a control relationship to Pioneer.

     During the past five years, none of the Independent Trustees, nor any of their immediate family members, had an interest in a transaction or a series of transactions, or in any currently proposed transaction, or series of similar transactions, in which the aggregate amount involved exceeded $120,000 and to which any of the following were a party (each a "fund related party"):

     o the fund

     o an officer of the fund

     o a related fund

     o an officer of any related fund

     o Pioneer

     o an officer of Pioneer

     o any affiliate of Pioneer

     o an officer of any such affiliate

     During the calendar years 2005 and 2006, none of the Independent Trustees, nor any of their immediate family members, had any relationship (the value of which exceeded $120,000) with any fund-related party, including, but not limited to, relationships arising out of (i) the payment for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting services, except that Mr. West, an Independent Trustee, is Senior Counsel to Sullivan & Cromwell and acts as counsel to the Independent Trustees and the Independent Trustees of the other Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell by the fund and certain other Pioneer Funds was approximately $173,353 and $287,452 in 2005 and 2006, respectively.

     During the calendar years 2005 and 2006, none of the Independent Trustees, nor any of their immediate family members, served as a member of a board of directors on which an officer of any of the following entities also serves as a director:

     o Pioneer

     o UniCredito Italiano

     o any other entity in a control relationship with Pioneer

     None of the fund's Trustees or officers has any arrangement with any other person pursuant to which that Trustee or officer serves on the Board of Trustees. During the calendar years 2005 and 2006, none of the Independent Trustees, nor any of their immediate family members, had any position, including as an officer, employee, director or partner, with any of the following:

     o the fund

     o any related fund

     o Pioneer

     o any affiliated person of the fund or Pioneer

     o UniCredito Italiano

     o any other entity in a control relationship to the fund or Pioneer

Compliance with Section 16(a) Reporting Requirements
     Section 16(a) of the Exchange Act requires the fund's executive officers, Trustees and persons who own more than ten percent of the fund's shares ("10% Shareholders") to file reports of ownership and changes in ownership with the SEC. Executive officers, Trustees and 10% Shareholders are required by SEC regulations to furnish the fund with copies of all Section 16(a) forms they file. Except as noted below, based solely on a review of the copies of these reports furnished to the fund and representations that no other reports were required to be filed, the fund believes that during the past fiscal year its executive officers, Trustees and 10% Shareholders complied with all applicable
Section 16(a) filing requirements. Due to an error by the fund and not the officer, a Form 3 for Mr. Bradley was filed subsequent to the required date for such filing. Forms 4, if any, showing changes in ownership of the fund's securities by such officer were filed in a timely manner.

Other executive officers
     In addition to Mr. Cogan and Mr. Kingsbury, who serve as President and Executive Vice President, respectively, of the fund, the following table provides information with respect to the other executive officers of the fund. Each executive officer is elected by the Board of Trustees and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board. The business address of all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

Name, age and position with the fund                                  Principal occupation(s)
-------------------------------------   ----------------------------------------------------------------------------------
Dorothy E. Bourassa (59)                Secretary of PIM-USA; Senior Vice President -- Legal of Pioneer; Secretary/
 Secretary                              Clerk of most of PIM-USA's subsidiaries; and Secretary of all of the Pioneer
                                        Funds since September 2003 (Assistant Secretary from November 2000 to
                                        September 2003).
Christopher J. Kelley (42)              Vice President and Senior Counsel of Pioneer since July 2002; Vice President
 Assistant Secretary                    and Senior Counsel of BISYS Fund Services, Inc. (April 2001 to June 2002);
                                        Senior Vice President and Deputy General Counsel of Funds Distributor, Inc.
                                        (July 2000 to April 2001), and Assistant Secretary of all of the Pioneer Funds
                                        since September 2003.
Christopher P. Harvey (45)              Partner, Wilmer Cutler Pickering Hale and Dorr LLP; and Assistant Secretary of
 Assistant Secretary                    all of the Pioneer Funds since July 2006.
Vincent Nave (61)                       Vice President -- Fund Accounting, Administration and Controllership Services
 Treasurer                              of Pioneer; and Treasurer of all of the Pioneer Funds.
Mark E. Bradley (47)                    Deputy Treasurer of Pioneer since 2004; Treasurer and Senior Vice President,
 Assistant Treasurer                    CDC IXIS Asset Management Services from 2002 to 2003; Assistant Treasurer and Vice President, MFS Investment Management from 1997 to 2002; and
                                        Assistant Treasurer of all of the Pioneer Funds since November 2004.
Luis I. Presutti (41)                   Assistant Vice President -- Fund Accounting, Administration and Controllership
 Assistant Treasurer                    Services of Pioneer; and Assistant Treasurer of all of the Pioneer Funds.
Gary Sullivan (48)                      Fund Accounting Manager -- Fund Accounting, Administration and
 Assistant Treasurer                    Controllership Services of Pioneer; and Assistant Treasurer of all of the Pioneer
                                        Funds since May 2002.
Katherine Kim Sullivan (33)             Fund Administration Manager -- Fund Accounting, Administration and
 Assistant Treasurer                    Controllership Services since June 2003; Assistant Vice President -- Mutual
                                        Fund Operations of State Street Corporation from June 2002 to June 2003
                                        (formerly Deutsche Bank Asset Management); Pioneer Fund Accounting,
                                        Administration and Controllership Services (Fund Accounting Manager from
                                        August 1999 to May 2002); and Assistant Treasurer of all of the Pioneer Funds
                                        since September 2003.
Teri W. Anderholm (47)                  Chief Compliance Officer of Pioneer since December 2006 and of all the
 Chief Compliance Officer               Pioneer Funds since January 2007; Vice President and Compliance Officer,
                                        MFS Investment Management (August 2005 to December 2006); Consultant,
                                        Fidelity Investments (February 2005 to July 2005): Independent Consultant
                                        (July 1997 to February 2005).

Compensation of trustees and officers
     The following table sets forth certain information with respect to the compensation of each Trustee of Pioneer Tax Advantaged Balanced Trust for the fiscal year ended November, 30, 2006. The amounts paid to the Trustees by the fund differ due to (i) membership on or chairing certain committees of the Board of Trustees and (ii) attendance at meetings. The fund does not pay any salary or other compensation to its officers.

                                                      Pension or Retirement     Total Compensation
                                       Aggregate       Benefits Accrued as      from the Fund and
                                     Compensation          Part of Fund           Other Pioneer
Name of Trustee                        from Fund             Expenses                 Funds(2)
---------------------------------   --------------   -----------------------   -------------------
Interested Trustees:
John F. Cogan, Jr.(1) ............. $ 500.00         $ 0.00                    $ 35,300.00
Osbert M. Hood(1, 4) .............. $ 500.00         $ 0.00                    $ 14,000.00
Daniel K. Kingsbury(1, 5) ......... n/a              n/a                       n/a

                                                   Pension or Retirement    Total Compensation
                                    Aggregate       Benefits Accrued as      from the Fund and
                                  Compensation         Part of Fund            Other Pioneer
Name of Trustee                     from Fund            Expenses                 Funds(2)
------------------------------   --------------   ----------------------   --------------------
Independent Trustees:
David R. Bock ................    $  1,783.78             $ 0.00             $   149,500.00
Mary K. Bush .................    $  1,763.05             $ 0.00             $   148,250.00
Margaret B.W. Graham .........    $  1,859.18             $ 0.00             $   155,750.00
Thomas J. Perna(3) .............  $  1,090.21             $ 0.00             $   126,053.12
Marguerite A. Piret ..........    $  2,134.39             $ 0.00             $   178,250.00
Stephen K. West ..............    $  1,707.74             $ 0.00             $    54,506.57
John Winthrop ................    $  1,669.13             $ 0.00             $   140,500.00
                                  -----------             ------             --------------
Total ........................    $ 12,007.48             $ 0.00             $ 1,002,109.69
                                  ===========             ======             ==============

---------
1 Under the management contract, Pioneer reimburses the fund for any Interested
  Trustees' fees paid by the fund.

2 There are 82 U.S. registered investment portfolios in the Pioneer Funds. All current Trustees of the fund serve as trustees of all of the Pioneer Funds, except Messrs. Kingsbury and West who serve as Trustees of 33 of the Pioneer Funds.

3 Mr. Perna became a Trustee of the fund on February 7, 2006.

4 Mr. Hood resigned as Trustee of the fund effective January 9, 2007.

5 Mr. Kingsbury became a Trustee of the fund on March 6, 2007.

Investment adviser and administrator
     Pioneer, whose executive offices are located at 60 State Street, Boston, Massachusetts 02109, serves as investment adviser and administrator to the fund.

     The Trustees may, but generally do not, attend shareholder meetings.

Required vote
     In accordance with the fund's Agreement and Declaration of Trust, the holders of Common Shares and Preferred Shares of the fund will vote on the respective nominees designated to be elected by such class of shares. Mr. Cogan, Mr. Bock and Mr. West are the current nominees for election to the fund's Board of Trustees. Each of Mr. Bock and Mr. West is elected by the holders of Common and Preferred Shares. Mr. Cogan is elected by the holders of Preferred Shares only. The affirmative vote of a plurality of the Common and Preferred Shares present at the meeting in person or by proxy, voting together as a single class, is required to elect such nominee for Trustee designated to be elected by the Common and Preferred Shares. The affirmative vote of a plurality of the Preferred Shares present at the meeting in person or by proxy is required to elect such nominee for Trustee designated to be elected by the Preferred Shares. This means that the three nominees receiving the greatest number of votes, with respect to the voting class or classes, as the case may be, will be elected as Class III Trustees to the Board of Trustees.

Other nominees
     The fund has received notices from two dissident shareholders stating an intention to nominate two separate slates of three individuals per slate for election as Trustees at the fund's 2007 annual meeting and, in the case of one such notice, to make certain other proposals to be considered at the meeting as described below. As set forth above, the Board of Trustees has nominated Mr. Cogan, Mr. Bock and Mr. West to stand for re-election as Trustees.

     There can be no assurance as to whether either dissident shareholder will prepare and mail his own proxy materials to solicit your vote in favor of his nominees. As of April 13, 2007, one of the dissident shareholders had filed preliminary proxy materials with the SEC and the other had not.

     The Nominating Committee of the Board of Trustees noted that it had reviewed the three nominees that the Board previously had nominated for election as Trustees. The Nominating Committee of the Board of Trustees nevertheless reviewed the qualifications of the six persons proposed by the dissident shareholders consistent with the provisions of the Nominating Committee Charter and unanimously determined not to recommend to the Independent Trustees Committee that those persons be nominated for election as Trustees at the meeting. The Independent Trustees Committee also reviewed the qualifications of the six persons proposed by dissident shareholders and unanimously determined not to recommend to the Board of Trustees that those persons be nominated for election as Trustees at the meeting. The Board of Trustees subsequently reviewed the dissident shareholders, proposed nominees, received the recommendation of the Independent Trustees Committee with respect to the dissident shareholders' nominees and unanimously determined not to nominate those persons for election as Trustees at the meeting.

Recommendation
     For the reasons set forth above, the Trustees of your fund unanimously recommend that shareholders vote FOR each of Mr. Bock, Mr. Cogan and Mr. West.

                        POSSIBLE SHAREHOLDER PROPOSALS

     One dissident shareholder gave notice of his intention to submit three additional proposals to shareholders: (i) that shareholders recommend that the Board of Trustees of the fund adopt a managed distribution policy that would pay a monthly distribution of $0.20 per share; (ii) that shareholders recommend that the fund's investment objective of seeking a high level of total after tax return, including tax advantaged income (by investing primarily in municipal securities and in common and preferred stocks that pay tax qualified dividends) be changed to one of seeking capital appreciation with current income as a secondary objective by investing primarily in U.S. and non-U.S. companies; and
(iii) that the investment advisory contract between the fund and Pioneer Investment Management, Inc. be terminated. The notice stated that proposal
(iii) would be recommended for approval by the proponent only if the fund "attempts to prevent shareholders from voting for the dissident shareholder's nominees." The notice did not request that the proposals or supporting statements from the shareholder be included in this proxy statement. There can be no assurance as to whether the dissident shareholder will prepare and mail his own proxy materials to solicit your vote in favor of the proposals. The dissident shareholder gave written notice on March 14, 2007 of his intention to put forward the three proposals but on April 3, 2007 filed preliminary proxy materials which, in the form that was filed by him, solicits votes for his nominees but not for his proposals. The fund is soliciting your votes AGAINST the proposals in case the dissident shareholder raises any of the proposals at the meeting.

     The Board of Trustees reviewed each of the three proposals and determined that none was in the best interest of the fund's common and preferred shareholders.

     If such proposals are brought before the meeting by the dissident shareholder, the individuals named as proxies on the enclosed proxy card will vote in accordance with your instructions on the WHITE proxy card. If you sign a WHITE proxy card but do not fill in a vote, your shares will be voted AGAINST each of the proposals that may be presented by the dissident shareholder.

     Two of the proposals referred to in the dissident shareholder's notice are recommendations of the shareholders to the Board and, as such, would require the affirmative vote of a majority of the Common and Preferred Shares of the fund voting at the meeting in person or by proxy, voting together as a single class. Approval of the proposal to terminate the investment advisory agreement between the fund and Pioneer Investment Management, Inc. would require the affirmative vote of a "majority of the outstanding voting securities" of the fund, as defined in the 1940 Act. As defined in the 1940 Act, the vote of a "majority of the outstanding voting securities" of the fund means the vote of the lesser of (i) 67% or more of the fund's outstanding shares present at the meeting, if the holders of more than 50% of the outstanding shares of the fund are present or represented by proxy at the meeting, or (ii) more than 50% of the fund's outstanding shares.

     See Appendix A for additional information concerning the investment advisory contract between the fund and Pioneer Investment Management, Inc.

Recommendation
     The Trustees of your fund unanimously recommend that shareholders vote AGAINST each of the proposals made by the dissident shareholder.

                              AUDITOR INFORMATION

Audit fees
     The aggregate fees billed for professional services rendered by Ernst & Young LLP for its audit of the fund's annual financial statements and fees related to consents and comfort letters for the two most recent fiscal years contained in the annual reports filed by the fund for such years were as follows:

       For the fiscal year     For the fiscal year
         ended 11/30/2006       ended 11/30/2005
      ---------------------   --------------------
             $38,110                 $35,075

Audit-related fees
     The following are aggregate fees billed for assurance and related services by Ernst & Young LLP to the fund that are related to the review of the fund's semi-annual financial statements and agreed upon procedures related to the ratings of the fund's Preferred Shares for the two most recent fiscal years. All of these services were approved by the Audit Committee of the fund pursuant to Regulation S-X.

       For the fiscal year     For the fiscal year
         ended 11/30/2006       ended 11/30/2005
      ---------------------   --------------------
              $8,925                 $8,500

Tax fees
     The aggregate fees billed for professional services, primarily for tax returns, rendered by Ernst & Young LLP for tax compliance, tax advice and tax planning to the fund for the two most recent fiscal years were as follows. All of these services were approved by the Audit Committee of the fund pursuant to Regulation S-X.

       For the fiscal year     For the fiscal year
         ended 11/30/2006       ended 11/30/2005
      ---------------------   --------------------
              $7,515                 $6,800

All other fees
     There were no fees billed for other services rendered by Ernst & Young LLP to the fund.

Affiliates' Fees for Non-Audit Services Required to be Pre-Approved
     The fund's Audit Committee is required to pre-approve services to affiliates as defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the fund. Affiliates include the fund's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the fund (hereinafter referred to as "affiliates" of the fund). For the fiscal years ended November 30, 2006 and 2005, there were no services provided to an affiliate that required the fund's Audit Committee pre-approval.

General Audit Committee Approval Policy
  o For all projects, each of the officers of the fund and the fund's independent registered public accounting firm will make an assessment to determine that any proposed projects will not impair independence.

  o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy will be applied. Any services outside the specific pre-approved service subcategories set forth above must specifically be approved by the Audit Committee.

  o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the independent registered public accounting firm as set forth in the above policy.

Aggregate Non-Audit Fees
     The aggregate non-audit fees for the fund and its affiliates, as previously defined, were as follows:

       For the fiscal year     For the fiscal year
         ended 11/30/2006       ended 11/30/2005
      ---------------------   --------------------
             $16,440                 $15,300

     The Audit Committee of the Board of the fund has considered whether the provision of services, other than audit services, by Ernst & Young LLP to the fund and its affiliates is compatible with maintaining Ernst & Young LLP's independence in performing audit services.

     Representatives of Ernst & Young LLP will be available at the shareholder meeting (either in person or via telephone), will have the opportunity to make a statement should they desire to do so, and will be available to answer questions.

                      INFORMATION CONCERNING THE MEETING

Outstanding shares and quorum
     As of the record date, the following Common and Preferred Shares of beneficial interest were outstanding for the fund:

         Common shares       Preferred shares
      -------------------   ------------------
      28,706,981.000           2,350 Series T7
                               2,350 Series F7
                             2,350 Series TH28

     Only shareholders of record as of the record date are entitled to notice of and to vote at the meeting. The holders of one-third of the outstanding shares of each series or class of the fund or one-third of the outstanding shares of the fund, entitled to vote in person or by proxy, shall constitute a quorum for the transaction of business with respect to such class or classes of the fund, respectively.

Ownership of shares of the fund
     To the knowledge of the fund, as of the record date, the following persons owned of record or beneficially 5% or more of a class of the outstanding shares of the fund:

Record Holder                      Share Class     Number of Shares     % of Class
-------------------------------   -------------   ------------------   -----------
Cede & Co.                        Common               28,687,275(1)       99.93%
Citigroup Global Markets Inc.     Series T7                   122           5.19%
                                  Series TH28                  57           2.43%
                                  Series F7                   118           5.02%
Merrill Lynch                     Series T7                 2,131          90.68%
                                  Series TH28               2,099          89.32%
                                  Series F7                 2,177          92.64%
Deutsche Alex Brown               Series TH28                 194           8.26%
Oppenheimer/Fahnestock            Series T7                    97           4.13%
                                  Series F7                    55           2.34%

---------
1 According to a Schedule 13D, Western Investment Hedged Partners L.P., Western
  Investment Activism Partners LLC and Western Investment Total Return Master Fund Ltd. beneficially own 2.80% (810,739 shares), 2.90% (837,702 shares) and 0.05% (13,400 shares), respectively. These entities are controlled by Western Investment LLC and Arthur D. Lipson who together share voting and dispositive power over all 1,661,841 shares owned by these entities. In addition, Benchmark Plus Institutional Partners, L.L.C. and Benchmark Plus Partners, L.L.C. beneficially own 2.30% (650,560 shares) and 1.80% (514,400 shares), respectively. According to a Schedule 13D, these two entities are controlled by Benchmark Plus Management, L.L.C., Scott Franzblau, Robert Ferguson and Matthew Crouse who together share voting and dispositive power over all 1,164,960 shares owned by these two entities. All such persons have indicated in such Schedule 13D that they are part of a group for purposes of Section 13(d)(3) of the Exchange Act.

Shareholder proposals
     Under Rule 14a-8 of the Exchange Act (relating to shareholder proposals), any shareholder proposal that may properly be included in the fund's proxy statement for the 2008 annual meeting must be received by the Secretary of the fund at the fund's principal offices at 60 State Street, Boston, Massachusetts 02109, on or before December 26, 2007. A proposal that is not to be included in the fund's proxy statement may be made at the 2008 annual meeting only if it is received by the Secretary of the fund at the fund's principal offices at 60 State Street, Boston, Massachusetts 02109, not more than 120 days and at least 90 days before the anniversary date of the mailing of the fund's proxy materials for this year's annual meeting provided, however, that in the event that the date of the mailing of the notice for the 2008 annual meeting is advanced or delayed by more than thirty (30) days from the anniversary date of the mailing of the notice for this year's annual meeting, notice by a shareholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to the date of mailing of the notice for the 2008 annual meeting and not later than the close of business on the later of the 90th day prior to the date of mailing of the notice for the 2008 annual meeting or the 10th day following the day on which public announcement of the date of mailing of the notice for the 2008 meeting is first made by the fund. The fund's By-laws require that certain information must be provided by the shareholder to the fund when notice of a nominee for election as a Trustee or proposal is submitted to the fund.

     The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. The fund currently expects to hold the next annual shareholders' meeting on or about June 24, 2008, which date is subject to change. Shareholder proposals are subject to certain regulations under the federal securities laws.

Proxies, quorum and voting at the meeting
     Any shareholder who has given his or her proxy to someone generally has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of the fund. In addition, although mere attendance at the meeting will not revoke a proxy, a shareholder present at the meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on a WHITE proxy card, the persons named as proxies will vote the shares represented thereby in favor of the nominees in Proposal 1, against any of the shareholder proposals that may be presented at the meeting, each as described above, and will use their best judgment in connection with the transaction of such other business as may properly come before the meeting or any adjournment or postponement thereof.

     One-third of the outstanding shares of each series or class, or one-third of the outstanding shares of the fund, entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business at the meeting with respect to such series or class, or with respect to the entire fund, respectively. In the event that at the time any session of the meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the shareholder meeting to a later date.

     Shares of the fund represented in person or by proxy, including shares that abstain or do not vote with respect to a proposal, will be considered present and counted for purposes of determining whether there is a quorum at the meeting. If a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on a proposal and has not received instructions from the beneficial owner, those shares will not be considered present and entitled to vote on that proposal. Thus, abstentions and "broker non-votes" have no effect on the voting in an election of Trustees (Proposal 1) or on any proposal requiring a majority of the votes cast at the meeting. However, they have the same effect as a vote against proposals requiring a "majority of the outstanding voting securities" of the fund.

Other business
     While the meeting has been called to transact any business that may properly come before it, the only matter that the Trustees intend to present is the election of the three Trustees as described in Proposal 1. However, if any additional matters properly come before the meeting, including such other matters which the dissident shareholders may raise, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgments on such matters, and on all matters incidental to the conduct of the meeting, unless instructed to the contrary.

Method of solicitation and expenses
     The cost of preparing, assembling and mailing this proxy statement and the attached notice of annual meeting of shareholders and the accompanying proxy card will be borne by the fund. In addition to soliciting proxies by mail, Pioneer may, at the fund's expense, have one or more of the fund's officers, representatives or compensated third-party agents, including

Pioneer, Pioneer Investment Management Shareholder Services, Inc. ("PIMSS") and PFD, aid in the solicitation of proxies by personal interview or telephone and telegraph and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the shares held of record by such persons. In addition, the fund has retained The Altman Group to assist in the solicitation of proxies for a fee of approximately $60,000, plus reimbursement for out-of pocket-expenses. The Altman Group expects to employ approximately 25 people to solicit the fund's shareholders.

     The fund estimates that it may spend approximately $460,000 in connection with the solicitation of proxies, of which approximately $130,000 has been incurred through the date of this proxy statement.

     Persons holding shares as nominees will be reimbursed by the fund, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.

April 24, 2007.

                                  APPENDIX A

ADDITIONAL INFORMATION CONCERNING THE INVESTMENT ADVISORY CONTRACT BETWEEN THE
                 FUND AND PIONEER INVESTMENT MANAGEMENT, INC.

Summary
     Pioneer Investment Management, Inc. ("Pioneer") has served as the fund's investment adviser since the fund's inception. Pioneer provides investment management and financial services to the Pioneer Funds and to other institutional accounts. Pioneer, a regulated investment adviser under the Investment Advisers Act of 1940, as amended, is a wholly owned subsidiary of Pioneer Investment Management USA Inc. Pioneer Investment Management USA Inc. is the North American operating subsidiary of Pioneer Global Asset Management S.p.A., which is a wholly-owned subsidiary of UniCredito Italiano S.p.A. ("UniCredito"), one of the largest banking groups in Italy.

     Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of March 31, 2007, assets under management were approximately $310 billion worldwide, including over $81 billion in assets under management by Pioneer.

     The address for Pioneer and Pioneer Investment Management USA Inc. is 60 State Street, Boston, Massachusetts 02109. The address for Pioneer Global Asset Management S.p.A. is Galleria San Carlo 6, Milan 20122, Italy. The address of UniCredito is Piazza Cordusio, 20123 Milan, Italy.

Management fees
     For its services under the current management contract, dated January 30, 2004, Pioneer is entitled to receive a monthly management fee at an annual rate equal to 0.60% of the fund's average daily-managed assets. The existing management contract (the "Management Contract") was most recently submitted to shareholders for approval on January 16, 2004 at which time it was approved by the fund's initial sole shareholder in connection with the launch of the fund. The aggregate amount of the management fee that the fund paid to Pioneer during the fiscal year ended November 30, 2006 was $3,669,043.

Other material terms of the contract
     Management services. Pioneer serves as investment adviser to the fund and is responsible for the overall management of the fund's business affairs subject only to the authority of the Board of Trustees. Pioneer is authorized to buy and sell securities for the account of the fund and to designate brokers to carry out such transactions. Pioneer may not make any purchase, the cost of which would exceed the fund's available liquid assets, and may not make any purchase which would violate any fundamental policy or restriction in the fund's prospectus or statement of additional information as in effect from time to time.

     Standard of care. Under the Management Contract, Pioneer "will not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale, or retention of any security on the recommendation of Pioneer. .. ." Pioneer, however, shall not be protected against liability by reason of its "willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under" the Management Contract.

     Pioneer's authority. The Management Contract provides that Pioneer shall have full discretion to act for the fund in connection with the purchase and sale of portfolio securities subject only to the Agreement and Declaration of Trust, By-laws, currently effective registrations under the 1940 Act and the Securities Act of 1933, as amended, investment objective, policies and restrictions of the fund in effect from time to time, and specific policies and instructions established from time to time by the Trustees.

     Portfolio trading. The Management Contract expressly permits Pioneer to engage in portfolio trading.

     Other provisions. The Management Contract includes provisions that provide that: (i) the law of The Commonwealth of Massachusetts shall be the governing law of the contract; (ii) Pioneer is an independent contractor and not an employee of the fund; (iii) the contract is the entire agreement between the parties with respect to the matters described therein; (iv) the contract may be executed using counterpart signature pages; and (v) invalid or unenforceable provisions of the contract are severable and do not render the entire agreement invalid or unenforceable.

Factors considered by the Board of Trustees in previously approving the Management Contract, and in recommending AGAINST termination of the Management Contract
     The 1940 Act requires that both the Board of Trustees and a majority of the Independent Trustees (collectively "the Trustees"), voting separately, annually approve the fund's Management Contract. In connection with the most recent renewal of the Management Contract, which occurred on November 28, 2006, the Trustees determined that the terms of the Management Contract are fair and reasonable and that renewal of the contract: (i) will enable the fund to receive quality investment advisory services at a fee deemed reasonable; and
(ii) is in the best interests of the fund and its shareowners. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and counsel to the fund.

     Throughout the year, the Independent Trustees regularly met in executive session, separately from the Interested Trustees of the fund and any officer of Pioneer or its affiliates. While the Trustees, including the Interested Trustees, act on all major matters relating to the fund, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees, the members of which are comprised exclusively of Independent Trustees. Such committee meetings are attended by officers of the fund and/or officers of Pioneer to the extent requested by the members of the committee.

     In evaluating the Management Contract, the Trustees had conducted a review that was specifically focused upon the renewal of the Management Contract, and also relied upon their knowledge, resulting from their meetings throughout the year, of Pioneer, its services and the fund. Both in meetings specifically dedicated to renewal of the Management Contract and at other meetings during the course of the year, the Trustees, including the Independent Trustees, received materials relating to Pioneer's investment and management services under the Management Contract. These materials included information on (i) the investment performance of the fund, a peer group of funds as classified by Morningstar, Inc., an independent evaluation service ("Morningstar"), and two indexes considered appropriate by the Independent Trustees for this purpose,
(ii) the general investment outlook in the markets in which the fund invests,
(iii) the procedures employed to determine the value of each of the fund's assets, (iv) Pioneer's management of the relationships with the fund's unaffiliated service providers, (v) the record of compliance with the fund's investment policies and restrictions and with the fund's Code of Ethics and the structure and responsibilities of Pioneer's compliance department (vi) the nature, cost and character of non-investment management services provided by Pioneer and its affiliates, (vii) the disclosures included in the fund's reports to shareowners, (viii) analyses of the benefits and costs of the use of leverage through the issuance of the fund's preferred shares and sensitivity analyses based on changes in interest rates and (ix) the discount or premium of the market price of the fund's common stock relative to its net asset value and measures that are or could be taken to address any discount.

     Specifically in connection with the Independent Trustees' 2006 review of the Management Contract, the Independent Trustees requested, and Pioneer provided, additional information in order to evaluate the quality of Pioneer's services and the reasonableness of the fee under the Management Contract. Among other items, this information included data or analyses of (i) investment performance for the one year period for the fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (ii) management and other fees incurred by a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (iii) the advisory fees of comparable portfolios of other clients of Pioneer, (iv) expense ratios for the fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (v) the overall organization of Pioneer, (vi) Pioneer's financial results and condition, including its and certain of its affiliates' profitability in providing services to the fund,
(vii) administrative reimbursements paid to Pioneer or affiliates, (viii) investment management staffing, and (ix) operating expenses paid by the fund to third parties.

     The following summarizes factors considered by the Trustees in connection with reviewing the information described above and their renewal of the fund's Management Contract on November 28, 2006. The Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

     A. Ancillary Benefits to Shareowners. The Trustees considered the benefits to shareowners of investing in a closed-end fund that is part of an established group of open and closed-end funds. The Trustees also noted that the relationship of the market price relative to the fund's net assets attributed to its common shares was at least comparable to other closed-end funds with similar investment approaches.

     B. Compliance and Investment Performance. The Trustees determined that Pioneer had policies and systems reasonably designed to achieve compliance with the fund's investment objective and regulatory requirements. The Trustees also reviewed the fund's absolute investment performance based upon total return, as well as the fund's performance relative to the performance of both a peer group considered appropriate by the Independent Trustees for this purpose and the Lehman Brothers Municipal Bond Index and the Standard & Poor's Stock 500 Index. The fund's performance, based upon total return, was in the fifth quintile of its Morningstar category peer group for the 12 months ended June 30, 2006. (In all quintile rankings referred to throughout this discussion first quintile is most favorable to the fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses also would be first quintile.) The Trustees noted that the yield (gross of expenses) to the Trust's common shareowners exceeded the yield (at June 30, 2006) of the Lehman Brothers Municipal Bond Index and the Standard & Poor's Stock 500 Index for the 12 months ended June 30, 2006. The Trustees noted the short performance history of the fund and the challenge of selecting a comparable peer group for performance purposes. The Trustees also considered the yield of the fund, before deduction of expenses, compared to the yields of the indexes. The Trustees concluded that the fund underperformed relative to its peers during the short period since its inception.

     C. The Investment Adviser's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for the daily management of the fund and the fund's investment objective and discipline. The Independent Trustees also have had discussions with senior management of Pioneer responsible for investment operations and the senior management of Pioneer's fixed income group. Among other things, the Trustees considered the size, education and experience of Pioneer's investment staff and its use of technology and emphasis on analytics in view of the risk profile of securities in which the fund invests. The Trustees concluded that Pioneer had the quality and depth of personnel and the well-developed methods essential to perform its duties under the Management Contract.

     D. Nature and Quality of Other Services. The Trustees considered the nature, quality and extent of other services provided to shareowners of the fund, including administrative and shareowner services performed by Pioneer under the Management Contract. The Trustees also considered the reasonableness of the arrangements for reimbursement of Pioneer's out-of-pocket costs and expenses, including overhead, for certain administrative services that Pioneer is not required to provide under the Management Contract. The Trustees also considered the nature and extent of the other services provided by Pioneer or its affiliates under other contracts, as well as Pioneer's supervision of third party service providers. Based on these considerations, the Trustees concluded that the nature, quality and extent of such services are satisfactory and reliable and serve the shareowners of the fund well.

     E. Management Fee and Expenses. The Trustees considered Pioneer's fee under the Management Contract relative to the management fees charged by its Morningstar category peer group. The fund's management fee for the 12 months ended June 30, 2006 was in the second quintile relative to the management fees paid by the other funds in that peer group for the comparable period. The Trustees also considered the fund's expense ratio for the 12 months ended June 30, 2006 and expense ratios for the comparable period of the peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC, an independent third party. The Trustees found the fund's expense ratio for the 12 months ended June 30, 2006 to be in the third quintile, according to data for the applicable peer group for the most recent fiscal year.

     F. Profitability. The Trustees considered the level of Pioneer's profits with respect to the management of the Pioneer Funds, including a review of Pioneer's methodology in allocating certain of its costs to the management of each fund, as well as the financial results realized by Pioneer in connection with the operation of the fund. They further considered the profits realized by Pioneer and its affiliates from non-fund businesses that may benefit from or be related to the fund's business. The Trustees considered Pioneer's profit margins in comparison with the limited industry data available. The Trustees concluded that Pioneer's profits from management of the Pioneer Funds, including the financial results derived from the fund, bear a reasonable relationship to the services rendered and are fair for the management of the fund.

     G. Economies of Scale. The Trustees considered whether the fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. Since the fund is a closed-end fund and its size is relatively stable at an asset level that was anticipated when the management fee was initially set, the Trustees concluded that economies of scale were not a relevant consideration.

     H. Other Benefits to Pioneer. The Trustees also considered the character and amount of fees paid by the fund, other than under the Management Contract, for services provided by Pioneer and its affiliates. The Trustees further considered the revenues and profitability of Pioneer's businesses other than the fund business, including Pioneer's institutional investment advisory business. The Trustees considered the intangible benefits that accrue to Pioneer and its affiliates by virtue of its relationship with the fund and the Pioneer Funds as a group. The Trustees concluded that all these types of benefits accruing to Pioneer were reasonable in the context of the overall relationship between Pioneer and the fund.

     Conclusion. In light of Pioneer's overall performance, the Trustees considered it appropriate to continue to retain the management services of Pioneer. Based on their review of the overall nature and quality of services provided by Pioneer and the fees charged by other funds in the fund's relevant peer group, and taking into account all material factors deemed relevant by the Trustees as well as the advice of independent counsel, the Trustees concluded that the Management Contract with the fund, including the fee payable thereunder, was fair and reasonable and that its renewal was in the best interests of the fund and its shareholders. Accordingly, the Trustees voted to approve the continuation of the Management Contract for another year.

     At a meeting of the Board held on March 30, 2007, the Board considered a proposal, raised by a dissident shareholder, to terminate the Management Contract. In light of the 2006 renewal, including the factors considered in connection with such renewal, the Trustees voted to recommend that shareholders vote AGAINST the termination of the Management Contract if such a vote is proposed by the dissident shareholder.

Services provided to the fund by affiliates of Pioneer
     Pioneer Investment Management Shareholder Services, Inc. ("PIMSS"), a wholly-owned indirect subsidiary of UniCredito, through a sub-transfer agency agreement with American Stock Transfer & Trust Company, provides substantially all transfer agent and shareholder services to the fund. For the fund's most recently completed fiscal year ended November 30, 2006, the fund paid PIMSS $55,713 in transfer agency fees.

     The fund has entered into an administration agreement with Pioneer pursuant to which certain accounting and legal services that are expenses payable by the fund under the existing Management Contract are performed by Pioneer and pursuant to which Pioneer is compensated for providing such services. For the fund's most recently completed fiscal year ended November 30, 2006, the fund paid Pioneer $346,092 for its services pursuant to the administration agreement.

Management of Pioneer
     The names, titles and principal occupations of the executive officers and directors of Pioneer are set forth in the following table. The business address of each person is 60 State Street, Boston, Massachusetts 02109.

Name                                          Title and Principal Occupation
--------------------------------   ---------------------------------------------------
John F. Cogan, Jr. .............   Chairman of the Board and Director
Daniel Kingsbury ...............   President, Chief Executive Officer and Director
John M. Carey ..................   Executive Vice President
Charles Mayer ..................   Executive Vice President, Director of Portfolio
                                   Management US
Mark D. Goodwin ................   Executive Vice President, Chief Operating Officer
Anthony J. Koenig, Jr. .........   Senior Vice President, Chief Financial Officer and
                                   Treasurer

The following officers and trustees of the fund are also officers, directors or employees of Pioneer:

Name                                  Position Held With Pioneer       Position Held With the Fund
--------------------------------   --------------------------------   ----------------------------
John F. Cogan, Jr. .............   Chairman of the Board              Chairman of the Board,
                                   and Director                       Trustee and President
Daniel Kingsbury ...............   President, Chief Executive         Trustee and Executive
                                   Officer and Director               Vice President
Dorothy E. Bourassa ............   Senior Vice President,             Secretary
                                   Chief Legal Officer
Christopher J. Kelley ..........   Vice President and                 Assistant Secretary
                                   Senior Counsel
Vincent Nave ...................   Vice President -- Fund             Treasurer
                                   Accounting, Administration
                                   and Controllership Services
Mark E. Bradley ................   Deputy Treasurer                   Assistant Treasurer
Luis I. Presutti ...............   Assistant Vice President --        Assistant Treasurer
                                   Fund Accounting, Administration
                                   and Controllership Services
Gary Sullivan ..................   Fund Accounting Manager --         Assistant Treasurer
                                   Fund Accounting, Administration
                                   and Controllership Services
Katherine Kim Sullivan .........   Fund Administration                Assistant Treasurer
                                   Manager -- Fund
                                   Accounting, Administration
                                   and Controllership Services
Teri W. Anderholm ..............   Chief Compliance Officer           Chief Compliance Officer

Pioneer's portfolio transaction policy
     All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Pioneer pursuant to authority contained in the fund's Management Contract. Pioneer seeks to obtain the best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).

     Pioneer may select broker-dealers that provide brokerage and/or research services to the fund and/or other investment companies or other accounts managed by Pioneer over which it or its affiliates exercise investment discretion. In addition, consistent with Section 28(e) of the Exchange Act, if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a list of broker-dealers that provide such services on a regular basis. However, because many transactions on behalf of the fund and other investment companies or accounts managed by Pioneer are placed with broker-dealers without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

     The research received from broker-dealers may be useful to Pioneer in rendering investment management services to the fund as well as other investment companies or other accounts managed by Pioneer, although not all such research may be useful to the fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer in carrying out its obligations to the fund. The receipt of such research has not reduced Pioneer's normal independent research activities; however, it enables Pioneer to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

     The fund did not use any brokers affiliated with Pioneer during its most recently completed fiscal year in connection with its portfolio transactions.

                                   PROXY CARD

                      Pioneer Tax Advantaged Balanced Trust

        For the Annual Meeting of Shareholders to be held on June 8, 2007

The undersigned Shareholder(s) of common shares of Pioneer Tax Advantaged Balanced Trust, a Delaware statutory trust (the "Fund"), hereby appoints John F. Cogan, Jr., Dorothy E. Bourassa, Christopher J. Kelley, and Christopher P. Harvey, each of them (with full powers of substitution) to vote for the undersigned all shares of beneficial interest of the undersigned at the Annual Meeting of the Shareholders of the Fund to be held at 11:00 a.m., Eastern time, on June 8, 2007, at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference herein, and revokes any proxy heretofore given with respect to such meeting.

The undersigned hereby instructs the said proxies to vote in accordance with the instructions provided on the reverse side with respect to the proposals. The undersigned understands that if he or she does not provide an instruction, that the proxies will vote his or her shares "FOR" Proposal 1 and "AGAINST" Proposals 2A, 2B, and 2C. The proxies will also vote on any other matter that may arise at the Annual Meeting according to their best judgment.



                    ------------------------------------------------------------
                    Signature                                      Date


                    ------------------------------------------------------------
                    Signature (if held jointly)                    Date


                    ------------------------------------------------------------
                    Title if a corporation, partnership or other entity

                    Note: Please sign this proxy exactly as your name or names appears on the account (as appears to the left). Each joint tenant should sign. When signing as attorney, executor, administrator, trustee or guardian, please provide full title as such. If a corporation, please sign in full corporate name by an authorized officer and if a partnership, please sign in full partnership name by an authorized person.


--------------------------------------------------------------------------------
                                  ^ FOLD HERE ^

      This proxy is solicited by the Board of Trustees of the Trust, which unanimously recommends that you vote "FOR" Proposal 1 and "AGAINST"
                            Proposals 2A, 2B, and 2C.

                                                                      PROXY CARD

                      Pioneer Tax Advantaged Balanced Trust

This proxy, when properly executed, will be voted in the manner directed herein by the shareholder. If no specification is made, the shares represented by this proxy will be voted "FOR" Proposal 1 and "AGAINST" Proposals 2A, 2B and 2C. Your proxy is important to assure a quorum at the Meeting of Shareholders, whether or not you plan to attend the Meeting in person. Voting now will not affect your right to attend the Meeting and vote in person; you may revoke this proxy at any time.

To vote mark one box per proposal in blue or black ink. Example: [X]

--------------------------------------------------------------------------------
TO VOTE UNDER THE RECOMMENDATION OF THE TRUSTEES, PLEASE MARK THIS BOX. [ ]
--------------------------------------------------------------------------------

To vote each proposal individually, please mark one box per proposal.

PROPOSALS:
---------

1.    To elect the nominees specified below as Trustees:
      THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A                                FOR                        WITHHOLD
      VOTE "FOR" THE NOMINEES BELOW.
      David R. Bock                                                                 [ ]                          [ ]
      Stephen K. West                                                               [ ]                          [ ]

                                                                                    FOR         AGAINST        ABSTAIN

2A.   If proposed at the meeting, a shareholder proposal to adopt a                 [ ]           [ ]            [ ]
      managed distribution policy.
      THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A
      VOTE "AGAINST" PROPOSAL 2A.

2B.   If proposed at the meeting, a shareholder proposal to change the              [ ]           [ ]            [ ]
      Fund's investment objective to seek capital appreciation with current income as a secondary objective.
      THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A
      VOTE "AGAINST" PROPOSAL 2B.

2C.   If proposed at the meeting, a shareholder proposal to terminate the           [ ]           [ ]            [ ]
      investment advisory agreement between the Fund and Pioneer
      Investment Management, Inc.
      THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A
      VOTE "AGAINST" PROPOSAL 2C.

3.    To vote and otherwise represent the undersigned on any other matter           [ ]           [ ]            [ ]
      that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the proxy holder.

Please check this box if you plan to attend the Meeting.  [ ]

If you have any questions of need assistance voting your proxy, please call The Altman Group toll free at 800-232-1064.

                                   PROXY CARD

                      Pioneer Tax Advantaged Balanced Trust

        For the Annual Meeting of Shareholders to be held on June 8, 2007

The undersigned Shareholder(s) of preferred shares of Pioneer Tax Advantaged Balanced Trust, a Delaware statutory trust (the "Fund"), hereby appoints John F. Cogan, Jr., Dorothy E. Bourassa, Christopher J. Kelley, and Christopher P. Harvey, each of them (with full powers of substitution) to vote for the undersigned all shares of beneficial interest of the undersigned at the Annual Meeting of the Shareholders of the Fund to be held at 11:00 a.m., Eastern time, on June 8, 2007, at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference herein, and revokes any proxy heretofore given with respect to such meeting.

The undersigned hereby instructs the said proxies to vote in accordance with the instructions provided on the reverse side with respect to the proposals. The undersigned understands that if he or she does not provide an instruction, that the proxies will vote his or her shares "FOR" Proposal 1 and "AGAINST" Proposals 2A, 2B, and 2C. The proxies will also vote on any other matter that may arise at the Special Meeting according to their best judgment.



                    ------------------------------------------------------------
                    Signature                                      Date


                    ------------------------------------------------------------
                    Signature (if held jointly)                    Date


                    ------------------------------------------------------------
                    Title if a corporation, partnership or other entity

                    Note: Please sign this proxy exactly as your name or names appears on the account (as appears to the left). Each joint tenant should sign. When signing as attorney, executor, administrator, trustee or guardian, please provide full title as such. If a corporation, please sign in full corporate name by an authorized officer and if a partnership, please sign in full partnership name by an authorized person.


--------------------------------------------------------------------------------
                                  ^ FOLD HERE ^

      This proxy is solicited by the Board of Trustees of the Trust, which unanimously recommends that you vote "FOR" Proposal 1 and "AGAINST"
                            Proposals 2A, 2B, and 2C.

                                                                      PROXY CARD

                      Pioneer Tax Advantaged Balanced Trust

This proxy, when properly executed, will be voted in the manner directed herein by the shareholder. If no specification is made, the shares represented by this proxy will be voted "FOR" Proposal 1 and "AGAINST" Proposals 2A, 2B and 2C. Your proxy is important to assure a quorum at the Meeting of Shareholders, whether or not you plan to attend the Meeting in person. Voting now will not affect your right to attend the Meeting and vote in person; you may revoke this proxy at any time.

To vote mark one box per proposal in blue or black ink. Example: [X]

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TO VOTE UNDER THE RECOMMENDATION OF THE TRUSTEES, PLEASE MARK THIS BOX. [ ]
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To vote each proposal individually, please mark one box per proposal.

PROPOSALS:
---------

1.   To elect the nominees specified below as Trustees:
     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A                                FOR                        WITHHOLD
     VOTE "FOR" THE NOMINEES BELOW.
     John F. Cogan, Jr.                                                            [ ]                          [ ]
     David R. Bock                                                                 [ ]                          [ ]
     Stephen K. West                                                               [ ]                          [ ]

                                                                                   FOR         AGAINST        ABSTAIN
2A.  If proposed at the meeting, a shareholder proposal to adopt a                 [ ]           [ ]            [ ]
     managed distribution policy.
     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A
     VOTE "AGAINST" PROPOSAL 2A.

2B.  If proposed at the meeting, a shareholder proposal to change the              [ ]           [ ]            [ ]
     Fund's investment objective to seek capital appreciation with current income as a secondary objective.
     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A
     VOTE "AGAINST" PROPOSAL 2B.

2C.  If proposed at the meeting, a shareholder proposal to terminate the           [ ]           [ ]            [ ]
     investment advisory agreement between the Fund and Pioneer
     Investment Management, Inc.
     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A
     VOTE "AGAINST" PROPOSAL 2C.

3.   To vote and otherwise represent the undersigned on any other matter           [ ]           [ ]            [ ]
     that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the proxy holder.

Please check this box if you plan to attend the Meeting. [ ]

If you have any questions of need assistance voting your proxy, please call The Altman Group toll free at 800-232-1064.